UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon's Court, 22 Victoria Street

Hamilton HM 12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (441) 295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2018, at a regularly scheduled meeting of the Compensation Committee (the “Committee”) of the Board of Directors of Genpact Limited, a Bermuda company (“Genpact” or the “Company”), the Committee approved an increase in the annual base salary of N.V. Tyagarajan, the Company’s President and Chief Executive Officer, from $630,000 to $750,000.  The increase is effective as of June 1, 2018 and is the first increase in Mr. Tyagarajan’s base salary since September 2012.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2018, the Company held its 2018 annual general meeting of shareholders (the “Annual Meeting”) at the Fairmont Chicago Millennium Park Hotel, 200 N Columbus Drive, Chicago, Illinois 60601 at 10:00 a.m. local time.  At the Annual Meeting, Genpact shareholders voted on four proposals.  The full results of the votes are set forth below. Each proposal is described in detail in Genpact’s previously filed Proxy Statement related to the Annual Meeting.

Proposal 1

Genpact shareholders elected each of the nominees to the Company’s Board of Directors as set forth below:

Director	Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
N.V. Tyagarajan	166,405,928	432,655	28,291	6,269,406
Robert Scott	166,180,878	657,577	28,419	6,269,406
Amit Chandra	140,030,781	26,807,738	28,355	6,269,406
Laura Conigliaro	166,736,416	106,471	23,987	6,269,406
David Humphrey	166,183,828	654,549	28,497	6,269,406
Carol Lindstrom	166,682,027	161,160	23,687	6,269,406
James Madden	163,011,931	3,826,400	28,543	6,269,406
Alex Mandl	166,728,794	108,307	29,773	6,269,406
CeCelia Morken	166,737,788	105,291	23,795	6,269,406
Mark Nunnelly	166,440,697	397,567	28,610	6,269,406
Mark Verdi	166,679,565	158,666	28,643	6,269,406

Proposal 2

Genpact shareholders voted to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes cast in favor	161,710,561
Votes cast against	3,802,017
Votes abstaining	1,354,296
Broker non-votes	6,269,406

Proposal 3

Genpact shareholders voted to approve the amendment and restatement of the Genpact Limited U.S. Employee Stock Purchase Plan and International Employee Stock Purchase Plan, each in the form set forth in Exhibit 1 to the previously filed Proxy Statement related to the Annual Meeting, as set forth below:

Votes cast in favor	165,100,493
Votes cast against	1,740,541
Votes abstaining	25,840
Broker non-votes	6,269,406

Proposal 4

Genpact shareholders approved the appointment of KPMG as the Company’s independent registered public accounting firm for the 2018 fiscal year as set forth below:

Votes cast in favor	171,707,920
Votes cast against	1,346,107
Votes abstaining	82,253

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: May 11, 2018	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President, General Counsel and Secretary